UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2008

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OMNI FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328
 (Address of principal executive offices)
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(770) 396-0000
(Registrant’s telephone number, including area code)
_______________________________

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Omni Financial Services, Inc. (the “Company”), the bank holding company for Omni National Bank (the “Bank”), announced today that it implemented a reduction in force (“RIF”) primarily at its headquarters located in Atlanta, Georgia and in its Tampa, Florida office.  Effective September 10, 2008, Irwin M. Berman, the President of the Company and Chief Risk Manager of the Bank, was terminated from his position as a result of the RIF.  The Company issued a press release reporting the RIF on September 16, 2008, and a copy of the press release is furnished as Exhibit 99.1

Item9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release of Omni Financial Services, Inc. dated September 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: September 16, 2008	By:	/s/ Thomas Flournoy
	Name:	Thomas Flournoy
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Omni Financial Services, Inc. dated September 16, 2008.